The RBB Fund, Inc.

Senbanc Fund

Supplement

Dated December 3, 2007 to Prospectus Dated December 31, 2006

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

On November 16, 2007, The PNC Financial Services Group, Inc. (“PNC”) announced that it had signed a definitive agreement to sell J.J.B. Hilliard, W.L. Lyons, Inc. (“Hilliard-Lyons”) to Houchens Industries, Inc. (“Houchens”). Hilliard Lyons Research Advisors (the “Adviser”), the investment adviser to the Senbanc Fund of The RBB Fund, Inc. (the “Fund”), is a division of Hilliard-Lyons. The transaction is subject to the receipt of certain regulatory and other approvals and the fulfillment of certain other conditions contained in the definitive agreement and is expected to be completed in the first calendar quarter of 2008. Houchens is a large, privately-held diversified company based in Bowling Green, Kentucky. Following the sale, it is anticipated that Hilliard-Lyons will retain its name, senior management team and substantially all of the Hilliard-Lyons/Adviser personnel currently providing services to the Fund and will remain based in the PNC Plaza located at 500 West Jefferson Street, Louisville, Kentucky 40202.

PNC’s sale of Hilliard-Lyons to Houchens will result in a change in control of the Adviser and will, therefore, constitute an “assignment” of the existing investment advisory agreement between the Fund and the Adviser within the meaning of the Investment Company Act of 1940, as amended. An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the Investment Company Act. Consequently, a special meeting of the Fund’s shareholders will be held at which shareholder approval of a new investment advisory agreement between the Fund and the Adviser will be sought. It is expected that the new investment advisory agreement will contain the same terms and conditions as the existing agreement.

Additional details regarding the special meeting will be contained in a proxy statement to be mailed to the Fund’s shareholders in advance of the special meeting.

Please keep this Prospectus Supplement with your records.